Exhibit 10.27

***Text Omitted and Filed Separately

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R. §§ 200.80(b)(4) AND 240.24b-2

GOOGLE INC.

PROMOTION AND DISTRIBUTION AGREEMENT

This Google Inc. Promotion and Distribution Agreement, including all exhibits hereto, (collectively referred to as the “Agreement”), effective as of March 1, 2009 (the “Effective Date”), is made by and between DivX, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 (“Distributor”), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, CA 94043 (which, with its affiliates, shall be referred to herein as “Google”).

SECTION 1. DEFINITIONS

The following capitalized terms shall have the meanings set forth below:

1.1 “Bundle” means the Products bundled with the Distributor App(s).

1.2 “Distributor App(s)” means the following Distributor software: [ *** ].

1.3 [ *** ].

1.4 [ *** ].

1.5 “End User” means an end user customer of Distributor.

1.6 “End User License Agreement” or “EULA” means the end user license agreement applicable to a Product, which such end user license agreement may be updated or modified by Google in its sole discretion from time to time.

1.7 “Google Criteria Checker” means a set of software routines provided to Distributor by Google, as part of a software library, that determine if the Products can be installed on an End User’s system. The Google Criteria Checker checks, with respect to the Chrome Browser, include:

• [ *** ]

Google may change the Google Criteria Checker for any Product at any time. The Google Criteria Checker will not [ *** ].

1.8 “Google Trademarks” means all names, trade names, trademarks, and logos used by Google in connection with the Products.

1.9 “Products” means the following products, along with their associated definitions:

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“Chrome Browser” means the machine-readable binary code version of the Google Chrome browser for the Windows operating system provided to Distributor in connection with this Agreement, and any modifications or updates thereto that Google may provide to Distributor hereunder.

•

“Chrome Browser Installer” means the machine-readable binary code version of the installer that installs the Chrome Browser provided to Distributor in connection with this Agreement, and any modifications or updates thereto that Google may provide to Distributor hereunder.

•

“Google Toolbar” means the machine-readable binary code version of the Google Toolbar for Internet Explorer provided to Distributor in connection with this Agreement, and any modifications or updates thereto that Google may provide to Distributor hereunder.

•

“Google Toolbar Installer” means the machine-readable binary code version of the installer that installs the Google Toolbar provided to Distributor in connection with this Agreement, and any modifications, updates or upgrades thereto that Google may provide to Distributor hereunder.

1.10 “Segment” means each level of breakdown of the payments set forth in Exhibit C (e.g., country and tier).

1.11 “Successful Chrome Activation” occurs when each of the following has occurred, [ *** ], as determined [ *** ] by Google and based on the communication between a Chrome Browser (obtained as part of a Bundle) and a Google server following installation of Chrome Browser via a Bundle, and provided [ *** ]: (a) [ *** ].

1.12 “Successful Toolbar Activation” means the communication between a Google Toolbar (obtained as part of a Bundle) and a Google server that occurs [ *** ], as determined [ *** ] by Google. Distributor acknowledges, and will cooperate with Google to ensure, that Successful Toolbar Activations: (a) [ *** ]; (b) [ *** ].

1.13 “Territory” means those countries listed in Exhibit C for each Product.

1.14 “Trademarks” means the Google Trademarks.

SECTION 2. LICENSE GRANTS AND RESTRICTIONS

2.1 Products License Grant. Subject to the terms and conditions of this Agreement, Google hereby grants to Distributor a royalty-free, nontransferable, nonsublicensable, nonexclusive license during the Term to: (a) reproduce, the Products to the extent necessary to exercise the right granted in the following (b); (b) bundle the Products, in machine-readable binary code format only, solely with Distributor App(s); and (c) distribute Bundles directly ([ *** ]) to End Users in the Territory.

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2.2 [ *** ] Distribution. Distributor shall have the right to offer or distribute Bundles [ *** ] directly to End Users ([ *** ]); provided, however, that (a) in connection with any and all such offers or distributions, Distributor shall, [ *** ], distribute Bundles in a manner that is [ *** ] this Agreement, and (b) Google in its sole discretion shall have the right to direct Distributor to cease offers or distributions of Bundles [ *** ] would either (1) harm or devalue Google’s business, brand or name, or (2) violate Google’s privacy policy, and [ *** ]. For the avoidance of doubt, in no event shall any [ *** ] have the right to bundle [ *** ] in or with Bundles without Google’s prior written approval.

2.3 License Grant Restrictions. Distributor shall not, and shall not allow any third party to: (i) disassemble, de-compile or otherwise reverse engineer the Products or otherwise attempt to learn the source code or algorithms underlying the Products; (ii) create derivative works from or based on the Products; (iii) except as expressly set forth in this Agreement, provide, sell, license, distribute, lease, lend, or disclose the Products to any third party; (iv) use the Products for timeshare, service bureau, or other unauthorized purposes; or (v) exceed the scope of any license granted to Distributor hereunder.

2.4 Trademark License and Use. Subject to the terms and conditions of this Agreement, Google hereby grants to Distributor a limited, non-exclusive, non-transferable, nonsublicensable, royalty-free license during the Term to use the Google Trademarks, in accordance with Google’s trademark usage guidelines, solely to market and promote the Products consistent with this Agreement, provided that all use of the Google Trademarks shall be subject to Google’s prior review and advance written consent, which may include email consent. All uses of the Google Trademarks, and all goodwill associated therewith, shall inure solely to the benefit of Google. Distributor acknowledges that the Google Trademarks are owned solely by Google.

2.5 Trademark Restrictions. Distributor shall not remove, modify, adapt, or prepare derivative works of any Trademarks, Google copyright notices, or other Google proprietary rights notices.

SECTION 3. DISTRIBUTION AND OTHER OBLIGATIONS

3.1 Delivery. Distributor acknowledges that Google has delivered the Products to Distributor as of the Effective Date.

3.2 Form of Distribution Offering. The form of any offering of the Products by Distributor shall be materially as set forth in Exhibit A of this Agreement, as may be updated from time to time upon mutual written approval (such written approval may be obtained via email). Except as set forth in Section 2.2 of this Agreement and except for distribution to End Users as expressly set forth in this Agreement, Distributor shall not offer or distribute the Products to any third party. Upon successful installation of the Chrome Browser on an End User’s computer, Distributor will [ *** ] the Chrome Browser [ *** ].

3.3 Guidelines for Applications. Distributor agrees that it will comply, [ *** ], with the Guidelines for Applications set forth in Exhibit B attached hereto.

3.4 Launch. Distributor will begin distribution of Bundles in accordance with this Agreement (“Launch”) within [ *** ] following the Effective Date (the date of such Launch, the “Launch Date”), provided however, Launch of Bundles containing the Google Toolbar will be [ *** ] at any time during the Term. Subject to the foregoing, beginning on the Launch Date and continuing throughout the Term, Distributor shall ensure that every Distributor App distributed by or on behalf of Distributor is [ *** ] as set forth in this Agreement. After Launch,

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Distributor will implement any updated Chrome Browser Installer(s), or Google Toolbar Installer(s) in the event Distributor elects to distribute Google Toolbar, within [ *** ] of receipt of such build(s) from Google.

3.5 Exclusivity. During the Term (a) Distributor will not [ *** ] other than the Products; and, (b) Distributor agrees that [ *** ] will be bundled with Distributor Apps, except (i) in the event the Google Criteria Checker determines that no [ *** ], each in their respective Territory, can be made to a particular End User, then Distributor may offer a [ *** ] which is not a [ *** ] to such End User; or (ii) that Distributor Apps downloaded by End Users for the [ *** ] may be distributed with a [ *** ], provided that such [ *** ].

3.6 End User License Agreement. In connection with Distributor’s distribution of the Products under this Agreement, and before any such Products can be installed by an End User, Distributor shall provide each End User with (i) a clear statement inviting the End User to agree to the terms of the applicable EULA, (ii) the opportunity for each End User to review such EULA via a hyperlink to such EULA, and (iii) a button on which each End User may click indicating agreement to the terms of such EULA. In the event that an End User does not affirmatively agree to install some or all of the Products, by clicking on the button to agree to the terms of the applicable EULA, then the Products shall not be installed on such End User’s computer.

3.7 Accurate Reproduction. Distributor agrees that in connection with its exercise of the right granted in Section 2.1 of this Agreement it will accurately reproduce the Products and will not insert into the Products any viruses, worms, date bombs, time bombs, or other code that is specifically designed to cause the Products to cease operating, or to damage, interrupt, or interfere with any Products or End User data.

3.8 Obligation to Maintain. During the Term and for a period of [ *** ] following the expiration or termination of this Agreement, Distributor will not, and will not engage any third party to: (1) [ *** ] that have been installed by End Users (such End Users, “Installed Base End Users”) in connection with this Agreement; or, (2) [ *** ].

3.9 Reporting.

a) By Distributor. During the Term, Distributor shall on a [ *** ] basis provide Google with a [ *** ] (i) [ *** ], and (ii) [ *** ].

b) By Google. During the Term, Google shall on a [ *** ] basis provide Distributor with the [ *** ]. Upon written request during the Term, Google will make available to Distributor a [ *** ].

SECTION 4. PAYMENT; PAYMENT TERMS

4.1 Payments. During the Term, on a calendar monthly basis, commencing with the first full calendar month in which Bundles are distributed, Google shall pay to Distributor the applicable payment set forth in Exhibit C for each Successful Chrome Activation and Successful Toolbar Activation. For the purposes of calculating the applicable payment set forth in Exhibit C, Google will use the [ *** ]

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[ *** ] (or similar means) that download the Chrome Browser or Google Toolbar to determine the [ *** ]. Google shall make its first monthly payment in the month following the first full calendar month in which Bundles are distributed (provided that such payment shall include payment for each Successful Chrome Activation and Successful Toolbar Activation that occurred during any partial month prior to the first full calendar month in which Bundles were distributed). Notwithstanding the first sentence of this Section 4.1, in no event will the sum of monthly payments to Distributor for Successful Chrome Activations and Successful Toolbar Activation in [ *** ] exceed [ *** ] of the total payment to Distributor for such month.

4.2 Impacts on Payments; Termination. In accordance with [ *** ], Google may make changes to the [ *** ].

a) In the event Google [ *** ] and [ *** ] solely causes a materially adverse effect on the Payments received by Distributor for the Chrome Browser, Distributor will notify Google of such change during the [ *** ] period following receipt of the affected Payment and Google may, [ *** ], within [ *** ] of receipt of such notice either [ *** ] else Distributor may terminate this Agreement immediately upon notice at the conclusion of this [ *** ] period. For the purposes of this Section 4.2(a) “materially adverse effect” means a negative change of at least [ *** ] in any [ *** ] following the implementation of a change to the [ *** ] when compared with the average [ *** ] Payments for the period of time equal to the [ *** ] immediately preceding the implementation of a change to the [ *** ].

b) In the event Google [ *** ] and [ *** ] solely causes a materially adverse impact to the Payments received by Distributor for the Chrome Browser, Distributor will notify Google of such change during the [ *** ] period following receipt of the affected Payment and Google may, [ *** ], within [ *** ] of receipt of such notice either [ *** ] else Distributor may terminate this Agreement immediately upon notice at the conclusion of this [ *** ] period. For the purposes of this Section 4.2(b) “materially adverse impact” means a negative change of at least [ *** ] in any [ *** ] following the implementation of a [ *** ] when compared to the average [ *** ] Payments for the period of time equal to the [ *** ] immediately preceding the implementation of a [ *** ].

c) In addition to the foregoing subsections (a) and (b) above, in the event Google [ *** ] and the sum of [ *** ] solely results in a negative change to the Payments received by Distributor of at least [ *** ] in any [ *** ] when compared with the average [ *** ] Payments for the period of time equal to the [ *** ] immediately preceding the implementation of a [ *** ], then Distributor will notify Google of such change during the [ *** ] period following receipt of the affected Payment and Google may, [ *** ], within [ *** ] of receipt of such notice [ *** ] else Distributor may terminate this Agreement immediately upon notice at the conclusion of this [ *** ] cure period.

4.3 Maximum Distribution Commitment. Notwithstanding anything to the contrary, in no event shall any payments for Successful Chrome Activations and Successful Toolbar Activations be owed, due or payable to Distributor in excess of [ *** ] (“Maximum Distribution Commitment”) for the Initial Term. Google shall have the right, [ *** ], to increase the Maximum Distribution Commitment by providing written notice thereof to Distributor no later than [ *** ] prior to the end of the Initial Term or any Renewal Term. For purposes of clarification, the foregoing sentence shall not relieve Google of any payment obligations that have accrued prior to the achievement of the Maximum Distribution Commitment.

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4.4 Payment Terms. All payments under this Agreement shall be made within [ *** ] following the last day of the calendar month for which the payments are applicable.

4.5 Taxes. All payments under this Agreement are exclusive of taxes imposed by any governmental entity. Distributor shall pay any applicable taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to the transactions under this Agreement, including penalties and interest, but specifically excluding taxes based upon Google’s net income. When Google has the legal obligation to collect any applicable taxes, the appropriate amount shall be invoiced to and paid by Distributor “net [ *** ]” from the date of invoice or other notification. Distributor shall promptly provide to Google: (i) original or certified copies of all tax payments or other sufficient evidence of tax payments at the time such payments are made by Distributor pursuant to this Agreement; or (ii) a valid certificate of Distributor’s exemption from obligation to pay such taxes as authorized by the appropriate taxing authority.

4.6 Bank Charges. The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

SECTION 5. TERM AND TERMINATION

5.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on the earlier of (i) February 28, 2011; or, (ii) the last day of the calendar month in which the Maximum Distribution Commitment is reached, provided that Google does not increase the Maximum Distribution Commitment as set forth in Section 4.2 above (the “Initial Term”). At Google’s option on at least [ *** ] notice prior to the end of the Initial Term (or in the event that the end of the Initial Term will be triggered by achievement of the Maximum Distribution Commitment, then at least [ *** ] prior to the end of the Initial Term based on Google’s [ *** ]), the Agreement may be renewed for the earlier of: (a) an additional two (2) years from the end of the Initial Term, or (b) until twice the Maximum Distribution Commitment is reached (“Renewal Term”). The Initial Term together with the Renewal Term, if any, shall be referred to as the “Term”.

5.2 Termination. Either party may terminate this Agreement: (a) if the other party breaches a material term or condition of this Agreement and fails to cure such breach within [ *** ] after receiving written notice thereof; or (b) if the other party becomes insolvent or makes any assignment for the benefit of creditors or similar transfer evidencing insolvency, or suffers or permits the commencement of any form of insolvency or receivership proceeding, or has any petition under bankruptcy law filed against it, which petition is not dismissed within [ *** ] of such filing, or has a trustee, administrator or receiver appointed for its business or assets or any part thereof. Notwithstanding the foregoing, [ *** ] if (i) [ *** ], or (ii) [ *** ]. Notwithstanding anything to the contrary, in the event that the government or controlling body of any country or territory in which Bundles are distributed imposes any law, restriction or regulation that makes it illegal to distribute the Products, or any portion thereof, into such country or territory, or if any such law, restriction or regulation places a substantial burden on Google, where substantial is measured with respect to [ *** ] (such substantial burden, a “Substantial Burden”) then [ *** ] in such country or territory until such time as such law, restriction or regulation is repealed or nullified or modified such that there it is no longer illegal or a Substantial Burden, as applicable, for Bundles to be distributed in such country or territory (“Special Suspension”); provided, however, that Distributor’s obligations under Section 3.5 shall not apply during any period of Special Suspension.

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5.3 Effect of Termination. Upon expiration or termination of this Agreement: (i) all rights and licenses granted hereunder shall immediately cease; (ii) Distributor will immediately stop reproducing the Products and offering or distributing Bundles; (iii) Distributor shall return or destroy (and a duly appointed officer of Distributor shall certify to such destruction) all copies of the Products and any other Google Confidential Information in its possession; and (v) the fees payable to Distributor hereunder shall immediately cease accruing and Google shall within [ *** ] following such expiration or termination pay to Distributor any undisputed amounts which have accrued from the time of the most recent payment to Distributor through the date of termination or expiration of this Agreement. Neither party shall be liable to the other for any damages resulting solely from termination of this Agreement as permitted for under this Agreement.

5.4 Survival. The provisions of Sections 1 (Definitions), 3.8 (Obligation to Maintain) (for the period specified therein), 4 (Payment; Payment Terms) (for payments owed and unpaid prior to termination), 5.4 (Survival), 6 (Confidential Information), 7 (Proprietary Rights), 8 (Disclaimer of Warranties), 9 (Limitation of Liability), 10 (Indemnification) and 11 (General) shall survive expiration or termination of this Agreement.

SECTION 6. CONFIDENTIAL INFORMATION

“Confidential Information” is information disclosed by one party to the other party under this Agreement that is marked as confidential or would normally under the circumstances be considered confidential information of the disclosing party. Confidential Information does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient, or that was rightfully given to the recipient by another party. The recipient will not disclose the Confidential Information, except to affiliates, employees and agents who need to know it and who have agreed in writing to keep it confidential. Those people and entities may use Confidential Information only to exercise rights and fulfill obligations under this agreement, while using reasonable care to protect it. The recipient may also disclose Confidential Information when required by law after giving reasonable notice to discloser to allow the disclosing party to seek and obtain a protective order or other appropriate remedy. Such notice must include, without limitation, identification of the information to be so disclosed and a copy of the order requiring its disclosure. In addition, the recipient is entitled to disclose the terms and conditions of this Agreement to the extent required by law, including applicable securities law.

SECTION 7. PROPRIETARY RIGHTS

Distributor acknowledges that Google and/or its licensors own all right, title and interest, including without limitation all rights in copyrights, trademarks, trade secrets, patents and know-how, in and to the Products and the Trademarks. Distributor has, and shall acquire, no rights in the foregoing except those expressly granted by this Agreement. Google shall not be restricted from selling, licensing, modifying, or otherwise distributing the Products and/or the Trademarks to any third party. Google acknowledges it acquires no license to Distributor Apps under this Agreement and that Distributor and/or its licensors own all right, title and interest, including without limitation all rights in copyrights, trademarks, trade secrets, patents and know-how, in and to the Distributor App(s)Except as set forth in Section 3.3, Distributor shall not be restricted from selling, licensing, modifying, or otherwise distributing the Distributor App(s) (where such Distributor App(s) is not part of the Bundle) to any third party.

SECTION 8. DISCLAIMER OF WARRANTIES

THE PRODUCTS ARE PROVIDED “AS IS” AND WITHOUT WARRANTY OF ANY KIND AND GOOGLE EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

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SECTION 9. LIMITATION OF LIABILITY

EXCEPT FOR (I) AMOUNTS PAYABLE TO THIRD PARTIES PURSUANT TO THE PARTIES’ INDEMNIFICATION OBLIGATIONS, (II) BREACHES OF CONFIDENTIALITY OBLIGATIONS, (III) BREACHES BY DISTRIBUTOR OF SECTION 2 (LICENSE GRANTS AND RESTRICTIONS), (IV) BREACHES BY DISTRIBUTOR OF SECTION 3.5 (EXCLUSIVITY), (V) BREACHES BY DISTRIBUTOR OF SECTION 3.6 (END USER LICENSE AGREEMENT), (VI) BREACHES BY DISTRIBUTOR OF SECTION 3.7 (ACCURATE REPRODUCTION), AND (VII) BREACHES BY DISTRIBUTOR OF SECTION 3.8 (OBLIGATION TO MAINTAIN), NEITHER PARTY WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING BUT NOT LIMITED TO DAMAGES FOR LOST DATA, LOST PROFITS, LOST REVENUE OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT (INCLUDING PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE), AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT FOR (A) THE PARTIES’ INDEMNIFICATION OBLIGATIONS, (B) BREACHES OF CONFIDENTIALITY OBLIGATIONS, (C) BREACHES BY DISTRIBUTOR OF SECTION 2 (LICENSE GRANTS AND RESTRICTIONS), (D) BREACHES BY DISTRIBUTOR OF SECTION 3.5 (EXCLUSIVITY), (E) BREACHES BY DISTRIBUTOR OF SECTION 3.6 (END USER LICENSE AGREEMENT), (F) BREACHES BY DISTRIBUTOR OF SECTION 3.7 (ACCURATE REPRODUCTION), (G) BREACHES OF ANY PAYMENT OBLIGATIONS UNDER SECTION 4.1 (PAYMENTS), AND, (H) BREACHES BY DISTRIBUTOR OF SECTION 3.8 (OBLIGATION TO MAINTAIN), IN NO EVENT SHALL EITHER PARTY’S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF THIS AGREEMENT EXCEED [ *** ] (US[ *** ]). THE FOREGOING LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY STATED HEREIN. The parties agree that (i) the mutual agreements made in this Section 9 reflect a reasonable allocation or risk, and (ii) that each party would not enter into this Agreement without these limitations on liability.

SECTION 10. INDEMNIFICATION

10.1 By Google. Google will defend, indemnify and hold harmless Distributor from and against all liabilities, costs, damages and expenses (including settlement costs and reasonable attorneys’ fees) arising from any third party claim that the [ *** ] of such third party. Notwithstanding the foregoing, in no event shall Google have any obligations or liability under this Section 10 arising from: (i) modifications of any of the [ *** ] by any party other than Google; (ii) combination of any of the [ *** ] with any other software or products or any other materials; and (iii) any [ *** ]. Google, in its sole and reasonable discretion, reserves the right to terminate Distributor’s continued distribution of any of the [ *** ] which are alleged or believed by Google to infringe the rights of a third party.

10.2 By Distributor.

10.2.1 Distributor will defend, indemnify and hold harmless Google from and against all liabilities, costs, damages and expenses (including settlement costs and reasonable attorneys’ fees) arising from: (i) [ *** ], including without limitation claims based on representations, warranties, or misrepresentations made by Distributor, (ii) Distributor’s breach of [ *** ], (iii) any claim that the Distributor App(s) [ *** ], or (iv) any [ *** ] claim arising out of or resulting from such [ *** ] use of any Distributor App(s), including without limitation any actions or claims in [ *** ].

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10.2.2 [ *** ]

10.3 Conditions of Indemnification. The obligations set forth in this Section 10 shall exist only if the party seeking indemnification (“Indemnitee”): (i) promptly notifies the other party (“Indemnitor”) of such claim, (ii) provides the Indemnitor with reasonable information, assistance and cooperation in defending the lawsuit or proceeding, and (iii) subject to Section 10.2.2, gives the Indemnitor full control and sole authority over the defense and settlement of such claim. The Indemnitee may join in defense with counsel of its choice at its own expense. THE FOREGOING STATES THE PARTIES’ ENTIRE LIABILITY AND EXCLUSIVE REMEDY WITH RESPECT TO INFRINGEMENT OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS AS SET FORTH ABOVE.

SECTION 11. GENERAL

11.1 Publicity. [ *** ].

11.2 Notices. All notices must be in writing (including e-mail) and sent to the attention of the other party’s Legal Department and primary point of contact. Notice will be deemed given when delivered.

11.3 Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other party (which consent will not be unreasonably withheld or delayed), except to a third party who owns all or substantially all of the assigning party’s business and who agrees in writing to be bound by the terms of this Agreement. Any other attempt to transfer or assign is void.

11.4 Change of Control. Google may terminate this Agreement if a third party or parties listed on Exhibit D attached hereto obtains the direct or indirect right to control Distributor’s management or policies.

11.5 Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a force majeure event.

11.6 Compliance with Export Laws. Each party’s performance under this Agreement shall comply with all applicable export and re-export control laws and regulations, including without limitation (i) the Export Administration Regulations (“EAR”) maintained by the U.S. Department of Commerce, (ii) trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and (iii) the International Traffic in Arms Regulations (“ITAR”) maintained by the Department of State (collectively, “Export Control Laws”). Distributor understands that Products are subject to U.S. Export Control Laws. Distributor shall not (directly or indirectly) without obtaining prior authorization required by applicable Export Control Laws: (a) sell, export, re-export, transfer, divert, disclose technical data, or dispose of, any Product to any prohibited person, entity, or destination including, without limitation, Cuba, Iran, North Korea, Sudan and Syria; or (b) use any Product for any use prohibited by the laws or regulations of the United States.

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11.6 No Waiver. Failure to enforce any provision will not constitute a waiver.

11.7 Severability. If any provision is found unenforceable, it and any related provisions will be interpreted to best accomplish the unenforceable provision’s essential purpose.

11.8 No Agency. The parties are independent contractors, and this agreement does not create an agency, partnership or joint venture.

11.9 No Third-Party Beneficiaries. There are no third-party beneficiaries to this agreement.

11.10 Equitable Relief. Nothing in this agreement will limit either party’s ability to seek equitable relief.

11.11 Governing Law. This agreement is governed by California law, excluding California’s choice of law rules. FOR ANY DISPUTE RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

11.12 Amendments. Any amendments must be agreed upon in writing.

11.13 Counterparts. The parties may execute this agreement in counterparts, which taken together will constitute one instrument.

11.14 Entire Agreement. This agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

DISTRIBUTOR: DIVX, INC.	GOOGLE INC.

/s/ David Richter	/s/ Jeff Shardell
By	Jeff Shardell
David J. Richter	Director, Websearch and Syndication Google, Inc.
Name	By
Executive Vice President
Title	Name
March 9, 2009	2009.03.09
Date	Title
14:55:39
Date -07’00’

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EXHIBIT A

Form of Offering

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EXHIBIT B

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Attachment 1

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Disclosure and Consent

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EXHIBIT C

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EXHIBIT D

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